UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2023

Inspired Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36689	47-1025534
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 West 57th Street, Suite 415 New York, New York	10107
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 565-3861

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common stock, par value $0.0001 per share	INSE	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

In connection with the preparation of the financial statements of Inspired Entertainment, Inc. (the “Company”) for the quarterly period ended September 30, 2023, the Company, in consultation with the Company’s current independent registered public accounting firm, KPMG LLP, identified certain accounting errors relating to the compliance with U.S. GAAP in connection with the Company’s accounting policies for capitalizing software development costs. The errors relate primarily to the application of the relevant accounting standards to projects, including the timing of capitalization with respect to software development projects and the nature of costs eligible for capitalization. The Company is currently undertaking a review of other financial statement line items and related accounting policies to ensure U.S. GAAP compliance. The Company is currently unable to determine whether this review will result in further adjustments being required.

On November 2, 2023, the Audit Committee (the “Audit Committee”) of the Board of Directors of the Company, in consultation with the Company’s management, determined that the Company’s previously issued audited consolidated financial statements as of and for 2021 and 2022 included in the Company’s Annual Report on Form 10-K for the years ended December 31, 2021 and 2022 and associated reports of the Company’s prior independent registered public accounting firm, Marcum LLP, as well as the Company’s previously issued unaudited condensed consolidated financial statements during those years, as well as for the first and second quarters of 2023 included in the Company’s Quarterly Reports on Form 10-Q (the “Subject Periods”) contained the accounting errors set forth above. As a result of these errors, the Audit Committee has determined that the Company’s consolidated financial statements for the Subject Periods should no longer be relied upon and should be restated. Similarly, any previously issued or filed reports, press releases, earnings releases, investor presentations or other communications of the Company describing the Company’s financial results or other financial information relating to the Subject Periods should no longer be relied upon. Additionally, the reports of Marcum LLP, the Company’s former independent registered public accounting firm, on the Company’s consolidated financial statements for 2021 and 2022 likewise should no longer be relied upon.

The Company’s management has concluded that as a result of the financial statement errors noted above, one or more additional material weaknesses exist in the Company’s internal control over financial reporting. As a result, the Company’s disclosure controls and procedures were not effective during the Subject Periods, and, as such, the report of Marcum LLP on the Company’s internal control over financial reporting for the year ended 2022 should no longer be relied upon. The Company will implement changes to remediate the identified material weaknesses.

As a result of the foregoing accounting errors, the Company intends to restate its consolidated financial statements and the notes thereto with respect to the Subject Periods in an amendment to the Company’s prior Annual Report on Form 10-K for the years ended December 31, 2021 and 2022 and the Company’s condensed consolidated financial statements during those years, as well as the first and second quarters of 2023 included in the Company’s prior Quarterly Reports on Form 10-Q for such periods (the “Amended Reports”) to be filed with the Securities and Exchange Commission (the “SEC”). The adjustments to such financial statement items will be set forth through expanded disclosure in the financial statements included in the Amended Reports, including further describing the restatement and its impact on previously reported amounts.

The Company does not believe that the foregoing changes will have any impact on the Company’s cash position or overall business plan.

Although the Company cannot at this time estimate when it will file the Amended Reports, it is diligently pursuing completion of the restatement and intends to make such filings as soon as reasonably practicable.

The description in this report of the accounting errors, the required adjustments and the expected impacts of the restatement are preliminary, unaudited and subject to further change in connection with the ongoing review of the accounting errors and the completion of the restatement. Accordingly, there can be no assurance that the actual effects of the restatement will be only as described above.

The Company’s management and the Audit Committee have discussed, and continue to discuss, the matters disclosed in this Item 4.02 with KPMG LLP, the Company’s current independent registered public accounting firm, and Marcum LLP, the Company’s prior independent registered public accounting firm.

The Company expects to file a Form 12b-25 with the SEC which states that it will be unable to file its Quarterly Report on Form 10-Q for the period ended September 30, 2023 by the prescribed due date without unreasonable effort or expense due to the above errors.

Item 7.01 Regulation FD Disclosure.

On November 8, 2023, the Company issued a press release announcing that it would not be able to timely file with the SEC its Quarterly Report on Form 10-Q for the period ended September 30, 2023, and its intention to restate the Company’s consolidated financial statements for the Subject Periods. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information furnished in this Item 7.01, including the attached exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward Looking Statements:

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the use of forward-looking terminology such as “expects,” “believes,” “estimates,” “projects,” “intends,” “plans,” “seeks,” “may,” “will,” “should” or “anticipates” or the negative or other variations of these or similar words. Although the Company believes that its expectations are based on reasonable assumptions within the bounds of the Company’s knowledge of its business, there can be no assurance that actual results, including the impact of the restatement, will not differ materially from its expectations. Meaningful factors that could cause actual results to differ from expectations include, but are not limited to, risks relating to the final impact of the restatement on the Company’s financial statements; the impact of the restatement on the Company’s evaluation of the effectiveness of its internal control over financial reporting and disclosure controls and procedures; delays in the preparation of the financial statements; the risk that additional information will come to light during the course of the Company’s financial statement and accounting policy review that alters the scope or magnitude of the restatement; and the risk that the Company will be unable to obtain, if needed, any required waivers under its debt indenture with respect to a significant delay in filing its periodic reports with the SEC, which could affect its liquidity. The Company does not intend to update publicly any forward-looking statements, except as required by law. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this Current Report on Form 8-K may not occur.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Exhibit Description

99.1 104	Press Release issued by Inspired Entertainment, Inc. dated November 8, 2023. Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 8, 2023	Inspired Entertainment, Inc.

	By:	/s/ Carys Damon
Name: Carys Damon
Title: General Counsel